UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) November 2, 2010

Career Education Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2895 Greenspoint Parkway, Suite 600 Hoffman Estates, IL		60169
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (847) 781-3600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2010, Career Education Corporation (the “Company”) filed a Current Report on Form 8-K announcing, among other things, that Deborah L. Lenart, who served as the Company’s Senior Vice President – University Strategic Business Unit, would leave the Company effective November 5, 2010 to pursue other opportunities.

In connection with her termination of employment, Ms. Lenart and the Company entered into a Separation Agreement and General Release (the “Agreement”) effective December 29, 2010. Under the terms of the Agreement, Ms. Lenart will receive a lump sum payment of (1) severance pay of $462,769 (equal to 64 weeks of base salary), less applicable taxes and other withholdings, and (2) $225,000 in payment of the short-term incentive bonus for 2010, less applicable taxes and other withholdings. She also will receive continuation of her health and dental insurance coverage (partially subsidized by the Company such that Ms. Lenart will pay the same cost that similarly situated active employees pay for such insurance coverage) for the period from December 1, 2010 through May 31, 2012, extension of the exercise period for Ms. Lenart’s outstanding vested options under the Company’s incentive stock plans to December 22, 2011, and outplacement services up to a maximum of $75,000.

The Agreement also provides that Ms. Lenart agrees (a) not to compete with the Company for a period of 52 weeks, (b) not to solicit the Company’s employees, customers, students and certain other persons for a period of 18 months after her separation date and (c) to release claims, if any, against the Company (and its affiliates), as well as other customary provisions.

The description of the terms of the Agreement contained in this Current Report on Form 8-K/A does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached to this Report as Exhibit 10.1 and is incorporated by reference to this Report.

Item 9.01.	Financial Statements and Exhibits.

(a) None.

(b) None.

(c) None.

(d) Exhibits.

Exhibit Number	Description of Exhibits

10.1	Separation Agreement and General Release effective December 29, 2010 by and between Career Education Corporation and Deborah L. Lenart.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREER EDUCATION CORPORATION

/s/ Jeffrey D. Ayers
Jeffrey D. Ayers
Senior Vice President, General Counsel and Corporate Secretary

Dated: January 3, 2011

Exhibit Index

Exhibit Number	Description of Exhibits

10.1	Separation Agreement and General Release effective December 29, 2010 by and between Career Education Corporation and Deborah L. Lenart.